Exhibit 10.2

                     BIRNER DENTAL MANAGEMENT SERVICES, INC.

                           2005 EQUITY INCENTIVE PLAN
                           RESTRICTED STOCK AGREEMENT


A. Birner Dental Management Services, Inc. (the "Company") wishes to give you an added incentive to continue in the long-term service of the Company and to create in you a more direct interest in the future success of the operations of the Company by granting you restricted shares of the Company's common stock (the "Common Stock"), pursuant to the provisions of the Company's 2005 Equity Incentive Plan (the "Plan"). B. The Company and you desire to set forth the terms and conditions of such grant. NOW THEREFORE, pursuant to the terms of the Restricted Stock Award Grant Notice ("Grant Notice") and this Restricted Stock Purchase Agreement (this "Agreement") (collectively, the "Award"), the Company grants you the number of shares of Common Stock (the "Shares") indicated in the Grant Notice. Capitalized terms not explicitly defined in this Agreement but defined in the Plan or the Grant Notice shall have the same definitions as in the Plan or the Grant Notice, respectively.
The details of your Award are as follows:

Grant of Restricted Stock. Subject to the terms and conditions of this Agreement, in consideration of your services to the Company, you hereby agree to acquire from the Company, and the Company hereby agrees to grant to you, the aggregate number of Shares specified in your Grant Notice.

Closing/Escrow of Unvested Shares. As security for your faithful performance of the terms of this Agreement and to insure the availability for delivery of your Shares upon forfeiture herein provided for, you agree to deliver the duly issued stock certificate(s) evidencing the Shares registered in your name to the Secretary of the Company or the Secretary's designee ("Escrow Agent"), as Escrow Agent for the shares, pursuant to the terms of the Plan.

Normal Vesting. Subject to the limitations contained herein, the Shares you receive hereunder will vest as provided in your Grant Notice, provided that you remain continuously employed by the Company.

Accelerated Vesting Upon Death, Disability or Retirement. Notwithstanding
Section 3 hereof, in the event your continuous employment with the Company terminates due to your Disability, death or retirement in accordance with the Company's established retirement policy, all forfeiture risk imposed on the Shares hereunder shall lapse and all Shares subject to this Award shall immediately become fully vested and nonforfeitable.

Accelerated Vesting Upon Change of Control. Notwithstanding Section 3 hereof, the Shares shall vest immediately upon a Change of Control if you have been continuously employed by the Company through the date immediately prior to the occurrence of a Change of Control.

Issuance of Unrestricted Shares. Upon the vesting of any Shares, such vested Shares will no longer be subject to forfeiture as provided in Section 7 hereof, but will continue to be subject to any other provisions of this Agreement. As soon as practicable after vesting of any Shares, the Company shall deliver to you certificates issued in your name for the number of Shares that have vested.

Forfeiture. Except as otherwise determined by the Committee, if your employment with the Company is terminated for any reason other than Disability, death or retirement as stated in Section 4 hereof, then any Shares that have not previously vested shall be forfeited by you to the Company, you shall thereafter have no right, title or interest whatsoever in such Shares, and, if applicable, you shall immediately return to the Company any and all certificates representing such Shares so forfeited then in your possession. Additionally, you will execute and deliver to the Company any and all documentation necessary to evidence the forfeiture of such Shares and the transfer thereof to the Company. The
Company will be authorized to cancel any and all certificates representing such Shares so forfeited and issue and deliver to you a new certificate for any Shares which vested prior to forfeiture, if any.

Rights as Stockholder. Subject to the provisions of this Agreement, you shall exercise all rights and privileges of a stockholder of the Company with respect to the Shares deposited in escrow. You shall be deemed to be the holder of the Shares for purposes of receiving any dividends that may be paid with respect to such Shares and for purposes of exercising any voting, liquidation or other rights relating to such Shares, even if some or all of the Shares have not yet vested and been released from the risk of forfeiture.

Limitations on Transfer. In addition to any other limitation on transfer created by applicable securities laws, you shall not sell, assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Shares while the Shares are subject to the risk of forfeiture. After any Shares have been fully vested and nonforfeitable, you shall not sell, assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Shares except in compliance with the provisions herein and applicable securities laws.

Restrictive Legend. All certificates representing the unvested Shares shall have endorsed thereon a legend in substantially the following form (in addition to any other legend which may be required by other agreements between the parties hereto):

"THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RISK OF FORFEITURE SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS COMPANY. ANY TRANSFER OR ATTEMPTED TRANSFER OF ANY SHARES SUBJECT TO SUCH RISK OF FORFEITURE IS VOID WITHOUT THE PRIOR EXPRESS WRITTEN CONSENT OF THE COMPANY."

Transferability. Your Award is not transferable except by will or by the laws of descent and distribution and shall be exercisable during your lifetime only by you.

Award Not a Service Contract. Your Award is not an employment or service contract, and nothing in your Award shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment. In addition, nothing in your Award shall obligate the Company or an Affiliated Corporation, their respective stockholders, Boards of Directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliated Corporation.

Cash Bonus. The Company hereby agrees to pay you a cash bonus ("Bonus") sufficient in amount for you to pay any and all taxes (including, without limitation, employment taxes and federal, state, local and foreign income taxes), which arise in connection with (i) your Award and (ii) the amounts paid hereunder. The Company will pay you the Bonus on or before the due date of such taxes. The parties agree that the purpose of the payment of the Bonus as described in this Section 13 is to ensure that you are not required to pay any taxes related to the Award or the Bonus out of your own personal funds.
Tax Consequences. In connection with the Award, you hereby agree to file a timely election under Section 83(b) of the Code pursuant to which you will elect to take the value of the Shares into income in the taxable year in which the Award is made. Such election must be filed by you within thirty (30) days after the date of your receipt of the Shares pursuant to your Award. YOU ACKNOWLEDGE THAT IT IS YOUR RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER CODE SECTION
83(B), EVEN IF YOU REQUEST THE COMPANY TO MAKE THE FILING ON YOUR
BEHALF.

Notices. Any notices provided for in your Award or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.


Miscellaneous.

The rights and obligations of the Company under your Award shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. Your rights and obligations under your Award may only be assigned with the prior written consent of the Company.

You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.

You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award and fully understand all provisions of your Award. Governing Plan Document. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan shall control.

                                      BIRNER DENTAL MANAGEMENT SERVICES, INC.

                                    By:     /s/  Mark Birner
                                            ----------------------------------
                                    Name:    Mark Birner
                                    Title:   President


                                    By:     /s/  Frederic W.J. Birner
                                            ----------------------------------
                                    Name:    Frederic W.J. Birner

                     BIRNER DENTAL MANAGEMENT SERVICES, INC.
                             RESTRICTED STOCK AWARD
                                  GRANT NOTICE
                          (2005 Equity Incentive Plan)


Birner Dental Management Services, Inc. (the "Company"), pursuant to its 2005 Equity Incentive Plan (the "Plan"), hereby grants to Participant the right to purchase the number of shares of the Company's Common Stock set forth below ("Award"). This Award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Agreement and the Plan, which are attached hereto and incorporated herein in their entirety.

Participant:                               Frederic W.J. Birner
Date of Grant:                             July 1, 2005
Vesting Commencement Date:                 July 1, 2005
Number of Shares Subject to Award:         30,000
Consideration:                             Fred Birner's services to the Company
Closing Date:                              July 1, 2005

Vesting Schedule:     1/3rd of the shares vests six (6) months after the Vesting
                      Commencement Date.
                      1/3rd of the shares vests eighteen (18) months after the Vesting Commencement Date.
                      Remaining shares vest thirty (30) months after the Vesting
                      Commencement Date.

Additional Terms/Acknowledgements: The undersigned Participant acknowledges receipt of, and understands and agrees to, this Grant Notice, the Restricted Stock Agreement and the Plan. Participant further acknowledges that as of the Date of Grant, this Grant Notice, the Restricted Stock Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of Awards previously granted and delivered to Participant under the Plan.

BIRNER DENTAL MANAGEMENT SERVICES, INC.

By:  /s/  Mark Birner                            By: /s/  Frederic W.J. Birner
   ---------------------------------                ----------------------------
Name:    Mark Birner                                 Name:Frederic W.J. Birner
Title:   President                                   Date:    July 1, 2005
Date:    July 1, 2005